Equity Award Plans And Stock-Based Compensation	6 Months Ended
Jun. 30, 2011
Equity Award Plans And Stock-Based Compensation
Equity Award Plans And Stock-Based Compensation

15. Equity Award Plans and Stock-Based Compensation

Equity Award Plans

2011 Equity Incentive Plan ("2011 Plan").    On February 23, 2011, the board of directors adopted the 2011 Plan which became effective on May 4, 2011, the date of the Company's IPO. The 2011 Plan provides for the issuance of incentive stock options, non-qualified stock options, stock appreciation rights, restricted shares of the Company's common stock, and stock units to employees, directors and consultants. The board of directors reserved 1,500,000 shares of common stock for future issuance under the 2011 Plan. As of June 30, 2011 there were 1,469,234 shares available for grant under the 2011 Plan (unaudited).

2008 Stock Option Plan ("2008 Plan").    On August 11, 2008, the board of directors adopted the 2008 Plan which provides for the issuance of incentive stock options, non-qualified stock options, as well as the direct award or sale of shares of common stock to employees, directors and consultants for up to 9,019,474 shares of common stock, as amended. No further awards will be made under the 2008 Plan; however, all awards outstanding under the 2008 Plan will continue to be governed by the existing terms. As of December 31, 2008, 2009 and 2010, there were 2,036,735, 601,917, and 2,131,308 stock options, respectively, available for grant under the 2008 Plan. No stock awards were available for grant under the 2008 Plan as of June 30, 2011 (unaudited).

Stock Options

Under both the 2011 Plan and 2008 Plan, incentive stock options and non-qualified stock options are to be granted at a price that is not less than 100% of the fair value of the stock at the date of grant. Options granted to newly hired employees vest 25% on the first anniversary of the date of hire and ratably each month over the ensuing 36-month period. Options granted to existing employees generally vest ratably over the 48-months following the date of grant. Options are exercisable for a maximum period of 10 years after date of grant. Incentive stock options granted to stockholders who own more than 10% of the outstanding stock of the Company at the time of grant must be issued at an exercise price not to be less than 110% of the fair value of the stock on the date of grant.

The total stock options outstanding, vested and expected to vest, and exercisable are summarized as follows:

	Number of Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life	Aggregate Intrinsic Value
			(in years)	(in thousands)
Outstanding at July 15, 2008	—	$—
Granted	1,782,739	0.25
Exercised	(208,612)	0.25

Outstanding at December 31, 2008	1,574,127	0.25
Granted	1,684,534	0.79
Forfeited	(249,716)	0.25

Outstanding at December 31, 2009	3,008,945	0.55
Granted	3,838,421	4.56
Exercised	(223,908)	0.46
Forfeited	(166,250)	4.77
Expired	(1,562)	0.25

Outstanding at December 31, 2010	6,455,646	2.83
Granted (unaudited)	2,156,149	12.96
Exercised (unaudited)	(767,425)	0.68
Forfeited (unaudited)	(88,542)	1.02

Outstanding at June 30, 2011 (unaudited)	7,755,828	5.88	8.9	$171,805

Vested and expected to vest at December 31, 2010	5,353,522	2.68	9.0	$21,137
Exercisable at December 31, 2010	1,341,102	0.52	8.3	$8,199

The aggregate intrinsic value in the table above represents the total pretax intrinsic value (the difference between the fair value of the Company's common stock and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options. The intrinsic value of options exercised during the period ended December 31, 2008, the years ended December 31, 2009 and 2010, and during the six months ended June 30, 2010 and 2011 was $0, $0, $637,000, $0 (unaudited) and $6.7 million (unaudited), respectively.

Early Exercises.    Stock options granted under the 2008 Plan allow the board of directors to grant awards to provide employee option holders the right to elect to exercise unvested options in exchange for restricted common stock. Unvested shares, which amounted to 208,612, 152,113, 130,851, and 295,320 (unaudited) at December 31, 2008, 2009, 2010 and at June 30, 2011, respectively, were subject to a repurchase right held by the Company at the original issue price in the event the optionees' employment was terminated either voluntarily or involuntarily. For exercises of employee options, this right lapses according to the vesting schedule designated on the associated option grant. The repurchase terms are considered to be a forfeiture provision. In accordance with ASC 718, the shares purchased by the employees pursuant to the early exercise of stock options are not deemed to be outstanding until those shares vest. In addition, cash received from employees for exercise of unvested options is treated as a refundable deposit shown as a liability in the accompanying balance sheets. As of December 31, 2009 and 2010 and June 30, 2011, cash received related to unvested shares totaled approximately $38,000, $63,000, and $177,000 (unaudited), respectively. Amounts recorded are transferred into common stock and additional paid-in-capital as the shares vest.

Restricted Stock Units

Under the 2011 Plan, restricted stock units ("RSU") generally vest 25% on the first vesting date after the anniversary of the grant date and each quarter thereafter over the ensuing 36-month period. The summary of RSU activity is as follows:

	Number of Units	Weighted- Average Grant Date Fair Value
Unvested at December 31, 2010	—	$—
Granted (unaudited)	84,467	27.96
Vested (unaudited)	—	—
Forfeited (unaudited)	—	—

Unvested at June 30, 2011 (unaudited)	84,467	27.96

Stock-Based Compensation Related to Employees and Directors

Valuation Method.    The fair value of stock options is calculated using the Black-Scholes option-pricing model, taking into account the relevant terms and conditions of the option contract. Option valuation models, including the Black-Scholes option pricing model, require the input of assumptions. Changes in the input assumptions can materially affect the fair value.

Fair Value of Common Stock.    The fair value of the Company's common stock has historically been determined by the board of directors as there was no public market for the common stock. Determining the fair value of the Company's common stock required complex and subjective judgment and estimates. There is inherent uncertainty in making these judgments and estimates. The Company performed its analysis in accordance with applicable elements of the practice aid issued by the American Institute of Certified Public Accountants entitled Valuation of Privately Held Company Equity Securities Issued as Compensation.

The Company performed regular contemporaneous valuations to assist the Company's board of directors in estimating the fair value of the common stock at each meeting of which options were granted. The procedures performed to determine the fair value of the Company's common stock were based on a combination of factors including: the Company's valuation in the last sale of preferred stock, the operating and financial performance of the Company, the hiring of key personnel, patent and customer acquisitions, the lack of liquidity of the shares of common stock, the liquidation preference of the shares of preferred stock as well as subjective factors relating to the Company's business. The aforementioned factors were used to estimate the aggregate equity value of the Company at specific stock option grant dates.

After estimating the Company's equity value, the Company then utilized the option pricing method. Under this method, the value of the common stock was estimated based upon an analysis of values for the Company assuming various outcomes, such as: an initial public offering; a merger or sale; a liquidation; and remaining private, along with the estimated probability of each outcome assuming that all preferred stock is converted into common stock.

Expected Term.    The expected term represents the period over which options are expected to be outstanding. As the Company does not have sufficient historical experience for determining the expected term, the Company derived the expected term using the simplified method available under United States generally accepted accounting principles.

Expected Volatility.    Expected volatility is based on an analysis of reported data for a group of peer companies that granted options with substantially similar terms. The expected volatility of options granted has been determined using an average of the historical volatility measures of this peer group of companies for a period equal to the expected life of the option. The Company continuously re-evaluates the appropriateness of peer companies used for this purpose. The Company intends to apply this process consistently using the same or similar entities until a sufficient amount of historical information regarding the volatility of its own share price becomes available or the identified entities cease to be comparable to the Company. In the latter case, more suitable entities whose share prices are publicly available would be utilized in the calculation.

Risk-free Interest Rate.    The risk-free interest rate was based on a zero-coupon treasury instrument with a term consistent with the expected term of the stock options.

Expected Dividends.    The expected dividend assumption is based on the Company's current expectation about its future dividend policy.

The weighted-average assumptions and resulting fair values were as follows:

	Period from (July 15, 2008) to December 31, 2008	Years Ended December 31,		Six Months Ended June 30,
		2009	2010	2010	2011
				(unaudited)
Risk-free interest rate	3.17%	2.46%	2.00%	2.69%	2.58%
Expected volatility	109%	122%	59%	60%	58%
Expected dividend yield	—	—	—	—	—
Expected term	5 years	6 years	6.2 years	6.0 years	6.5 years
Weighted-average estimated fair value	$0.20	$0.69	$3.06	$1.32	$7.41

For RSUs, stock-based compensation expense was calculated based on the Company's stock price on the date of grant, multiplied by the number of units granted. The grant date fair value of RSUs, less estimated forfeitures, is recognized on a straight-line basis over the requisite service period.

Stock compensation expense related to employees and directors was $26,000, $172,000, $1.0 million, $283,000 (unaudited) and $2.1 million (unaudited) during the period from inception to December 31, 2008, the years ended December 31, 2009 and 2010 and the six months ended June 30, 2010 and 2011, respectively. No stock-based compensation expense was capitalized during the period from inception to December 31, 2008, the years ended December 31, 2009 and 2010 and the six months ended June 30, 2010 (unaudited). Stock-based compensation of $29,000 was capitalized during the six months ended June 30, 2011 as part of the cost of internal-use software (unaudited).

Compensation expense is recognized ratably over the requisite service period. At December 31, 2009, there was $928,000 of unrecognized compensation cost related to options which is expected to be recognized over a weighted-average period of 3.4 years. At December 31, 2010, there was $8.9 million of unrecognized compensation cost related to options which is expected to be recognized over a weighted-average period of 4.0 years. There was no unrecognized compensation cost related to RSUs at December 31, 2009 and 2010. At June 30, 2011, there was $18.6 million of unrecognized compensation cost related to options which is expected to be recognized over a weighted average period of 3.9 years (unaudited). At June 30, 2011, there was $1.8 million of unrecognized compensation cost related to RSUs which is expected to be recognized over a weighted average period of 3.9 years (unaudited). Future option grants will increase the amount of compensation expense to be recorded in these periods.

Stock-Based Compensation Related to Non-Employees

The Company periodically grants options to non-employees in exchange for goods and services. During the period from inception (July 15, 2008) to December 31, 2008 and the year ended December 31, 2009, the Company issued to non-employees in exchange for services, options to purchase 121,690 and 80,398 shares of common stock, respectively. No options were granted to non-employees in exchange for goods and services during the six months ended June 30, 2010 (unaudited) or during the year ended December 31, 2010. During the six months ended June 30, 2011, the Company issued 10,000 shares of common stock and options to purchase 35,000 shares of common stock to non-employees in exchange for services (unaudited).

Stock compensation expense related to non-employees for the period from inception (July 15, 2008) to December 31, 2008 was not material. Stock compensation expense related to non-employees was $55,000, $232,000, $66,000 (unaudited) and $0.8 million (unaudited) for the years ended December 31, 2009 and 2010 and the six months ended June 30, 2010 and 2011, respectively.